                        Supplement dated January 2, 2008
                                     to the
                         Prospectus dated July 27, 2007
                                     for the
                            WisdomTree Earnings Funds

The following information supplements the information found in the prospectus for the WisdomTree Earnings Funds. The Fund is not yet available for investment.

                         WISDOMTREE INDIA EARNINGS FUND

Fund Facts
CUSIP NUMBER:
o    97717W422

EXCHANGE TRADING SYMBOL:
o    EPI

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree India Earnings Index. The Index measures the performance of profitable companies incorporated and traded in India that meet specific criteria developed by WisdomTree Investments. Since the Fund's investment objective has been adopted as a non-fundamental investment policy, the Fund's investment objective may be changed without a vote of shareholders.

Primary Investment Strategies

The Fund employs a "passive management" - or indexing - investment approach designed to track the performance of the WisdomTree India Earnings Index. The Fund attempts to invest all, or substantially all, of its assets in the stocks that make up the Index.

Index Description

The WisdomTree India Earnings Index is a fundamentally weighted index that measures the performance of generally profitable companies incorporated and traded in India that are eligible to be purchased by foreign investors. The Index consists of companies that: (i) are incorporated in India, (ii) are listed on a major stock exchange in India, (iii) have generated at least $5 million in earnings in the year prior to the Index measurement date, (iv) have a market capitalization of at least $200 million on the Index measurement date, (v) have an average daily dollar volume of at least $200,000 for each of the six months prior to the Index measurement date, (vi) have traded at least 250,000 shares per month for each of the six months prior to the index measurement date, and
(vii) have a price to earnings ratio ("P/E ratio") of at least 2 as of the Index measurement date. Companies are weighted in the Index based on their earnings over the year prior to the Index measurement date adjusted for a factor that takes into account shares available to foreign investors. For these purposes, "earnings" are determined using a company's net income. Common stocks and holding companies, including real estate holding companies, are eligible for inclusion in the Index. As of November 30, 2007, approximately 62% of the weight of the Index consisted of securities with market capitalizations of over $10 billion, approximately 28% of the Index consists of securities with market capitalizations between $2 and $10 billion, and approximately 10% of the Index consisted of companies with market capitalizations less than $2 billion.

Primary Investment Risks

The following risks, in addition to the principal risk factors common to all Funds, are some of the risks that can significantly affect the Fund's performance.

o Foreign Securities Risk. Foreign securities can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and, in some cases, less stringent investor protection and disclosure standards. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market due to increased risks of adverse issuer, political, regulatory, market, and economic developments.

o Emerging Markets Risk. Investing in securities listed and traded in emerging markets may be subject to additional risks associated with emerging market economies. Such risks may include: (i) greater market volatility, (ii) lower trading volume, (iii) greater social, political and economic uncertainty, (iv) governmental controls on foreign investments and limitations on repatriation of invested capital, (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets, and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets are generally less liquid and less efficient than developed securities markets.

o Geographic Concentration Risk. Because the Fund invests a significant portion of its assets in the securities of companies of a single country, it will be impacted by events or conditions affecting that country. Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund's performance. The Indian economy may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Agriculture occupies a prominent position in the Indian economy and the Indian economy therefore may be negatively affected by adverse weather conditions. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy.

     The Indian economy has experienced generally sustained growth during the last several years. There are no guarantees this will continue. While the Indian government has implemented economic structural reform with the objective of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained.

     Religious and border disputes persist in India. In addition, India has experienced civil unrest and hostilities with neighboring countries such as Pakistan. The Indian government has confronted separatist movements in several Indian states. Investment and repatriation restrictions in India may impact the ability of the Fund to track its Index. Each of the factors described above could have a negative impact on the Fund's performance and increase the volatility of the Fund.

o Small and Mid-Capitalization Investing. The Fund invests a portion of its assets in securities of small- and mid-capitalization companies. The securities of small- and mid-capitalization companies may be subject to more unpredictable price changes than securities of larger companies or the market as a whole.

o Basic Materials Investing. Due to the high concentration of basic materials companies located in India and included in the Fund's Index, the Fund may invest a relatively large amount of its assets in the basic materials sector of the market. As such, the Fund may be particularly sensitive to economic and other conditions affecting this sector.

o Energy Sector Investing. Due to the high concentration of energy companies located in India and included in the Fund's Index, the Fund may invest a relatively large amount of its assets in the energy sector of the market. As such, the Fund may be particularly sensitive to economic and other conditions affecting this sector.

o Currency Risk. Because the Fund's NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund's holdings goes up.

Performance Information

No performance information is presented for the Fund because it has been in operation for less than one full calendar year. After the first full calendar year, a risk/return chart and table will be provided. Any past performance of the Fund that will be shown will not be an indication of future results.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund's average net assets. You may also incur customary brokerage charges when buying or selling Fund shares.

Shareholder Fees

(fees paid directly from your investment, but see the Creation
Transaction Fees and Redemption Transaction Fees section below)       None
---------------------------------------------------------------       ----
Annual Fund Operating Expenses (expenses deducted from Fund assets)
   Management Fees                                                    0.68%
   Distribution and/or Service (12b-1) Fees                           None
   Other Expenses*                                                    0.20%
Total Expenses                                                        0.88%

* "Other Expenses" are based on estimated amounts for the current fiscal year. WisdomTree Asset Management has agreed to limit Fund expenses to 0.88% through March 31, 2009.

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund for the time periods indicated and then redeemed all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that retail investors will pay to buy and sell shares of the Fund. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                  1 Year   3 Years
                                  ------   -------
                                    $91     $281

You would pay the following expenses if you did not redeem your shares:

                                  1 Year   3 Years
                                  ------   -------
                                    $91     $281

Creation and Redemption Transaction Fees for Creation Units

The Fund issues and redeems shares at NAV only in blocks of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $5,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of December 31, 2007 was $5,000,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $5,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Investors who hold Creation Units will also pay the annual Fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming the Fund's operating expenses remain the same, the total costs would be $54,906 if the Creation Unit is redeemed after one year, and $150,346 if the Creation Unit is redeemed after three years.

Creation and Redemption Transaction Fees for Creation Units

The following information supplements the information included on page 31 of the Prospectus and shows the approximate value of one Creation Unit of the Fund, including the standard creation and redemption transaction fee. These fees are payable only by investors who purchase shares directly from a Fund. Retail investors who purchase shares through their brokerage account will not pay these fees.

                                                             Standard               Maximum
                                 Approximate Value of   Creation/Redemption   Creation/Redemption
Name of Fund                       One Creation Unit      Transaction Fee       Transaction Fee
------------------------------   --------------------   -------------------   -------------------
WisdomTree India Earnings Fund        $5,000,000              $5,000                $20,000

The following information supplements the first full paragraph of information found on page 25 under the Caption "Portfolio Managers".

Each Portfolio Manager has served as manager of the Fund since its inception.

The following information supplements and replaces similar information under the heading "Taxes" beginning on page 28.

The WisdomTree India Earnings Fund intends to operate through the WisdomTree India Investment Portfolio, Inc., a wholly-owned subsidiary in the Republic of Mauritius, in order to take advantage of favorable tax treatment by the Indian government pursuant to a taxation treaty between India and Mauritius. Recently, the Supreme Court of India upheld the validity of this tax treaty in response to a lower court challenge contesting the treaty's applicability to entities such as the Fund. No assurance can be given that the terms of the Treaty will not be subject to re-negotiation in future or subject to a different interpretation. Any change in the provision of this treaty or in its applicability to the Fund could result in the imposition of withholding and other taxes on the Fund by tax authorities in India. This would reduce the return to the Fund on its investments and the return received by Fund shareholders.